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                                                                   EXHIBIT 23(A)

                          [ARTHUR ANDERSEN LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our reports dated February 6, 1997 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
November 10, 1997